                       MORGAN GRENFELL INVESTMENT TRUST
                            DISTRIBUTION AGREEMENT

                                  Appendix A
                       Revised as of: September 29, 2000

--------------------------------------------------------------------------------------------------------------
                                                                       Distribution           Investment
 Series                                   Class                            Fee                   Fee*
--------------------------------------------------------------------------------------------------------------
 International Select Equity           Institutional                       None                  None
--------------------------------------------------------------------------------------------------------------
 International Select Equity            Investment                         None                  0.25%
--------------------------------------------------------------------------------------------------------------
 International Select Equity              Premier                          None                  None
--------------------------------------------------------------------------------------------------------------
 European Equity                       Institutional                       None                  None
--------------------------------------------------------------------------------------------------------------
 European Equity                        Investment                         None                  0.25%
--------------------------------------------------------------------------------------------------------------
 International Small Cap Equity        Institutional                       None                  None
--------------------------------------------------------------------------------------------------------------
 International Small Cap Equity         Investment                         None                  0.25%
--------------------------------------------------------------------------------------------------------------
 Emerging Markets Equity               Institutional                       None                  None
--------------------------------------------------------------------------------------------------------------
 Emerging Markets Equity                Investment                         None                  0.25%
--------------------------------------------------------------------------------------------------------------
 Global Fixed Income                   Institutional                       None                  None
--------------------------------------------------------------------------------------------------------------
 Global Fixed Income                    Investment                         None                  0.25%
--------------------------------------------------------------------------------------------------------------
 International Fixed Income            Institutional                       None                  None
--------------------------------------------------------------------------------------------------------------
 International Fixed Income             Investment                         None                  0.25%
--------------------------------------------------------------------------------------------------------------
 Emerging Markets Debt                 Institutional                       None                  None
--------------------------------------------------------------------------------------------------------------
 Fixed Income                          Institutional                       None                  None
--------------------------------------------------------------------------------------------------------------
 Fixed Income                           Investment                         None                  0.25%
--------------------------------------------------------------------------------------------------------------
 Short-Term Fixed Income               Institutional                       None                  None
--------------------------------------------------------------------------------------------------------------
 Short-Term Fixed Income                Investment                         None                  0.25%
--------------------------------------------------------------------------------------------------------------
 Municipal Bond                        Institutional                       None                  None
--------------------------------------------------------------------------------------------------------------
 Municipal Bond                         Investment                         None                  0.25%
--------------------------------------------------------------------------------------------------------------
 Short-Term Municipal Bond             Institutional                       None                  None
--------------------------------------------------------------------------------------------------------------
 Short-Term Municipal Bond              Investment                         None                  0.25%
--------------------------------------------------------------------------------------------------------------
 High Yield Bond                       Institutional                       None                  None
--------------------------------------------------------------------------------------------------------------
 High Yield Bond                        Investment                         None                  0.25%
--------------------------------------------------------------------------------------------------------------
 High Yield Bond                          Premier                          None                  None
--------------------------------------------------------------------------------------------------------------
 Smaller Companies                     Institutional                       None                  None
--------------------------------------------------------------------------------------------------------------
 Smaller Companies                      Investment                         None                  0.25%
--------------------------------------------------------------------------------------------------------------
 Micro Cap                             Institutional                       None                  None
--------------------------------------------------------------------------------------------------------------
 Micro Cap                              Investment                         None                  0.25%
--------------------------------------------------------------------------------------------------------------

* as a percentage of average net assets